Exhibit 10.16

SECOND AMENDMENT TO WAIVER AND FORBEARANCE AGREEMENT

THIS SECOND AMENDMENT TO WAIVER AND FORBEARANCE AGREEMENT is made on October 13, 2010 (this “Agreement”), by and between Bison Capital Equity Partners II-A, L.P., a Delaware limited partnership, and Bison Capital Equity Partners II-B, L.P., a Delaware limited partnership (collectively, “Purchaser”), on the one hand, and The Center for Wound Healing, Inc., a Nevada corporation (the “Company”), on the other hand.  Any capitalized term used but not otherwise defined herein shall have the same meaning as set forth in either the Waiver and Forbearance Agreement dated as of May 24, 2010 by and between Purchaser and the Company, as amended by that First Amendment to Waiver and Forbearance Agreement dated September 17, 2010 (as amended from time to time, the “Forbearance Agreement”) or the Securities Purchase Agreement dated as of March 31, 2008 by and between Purchaser and the Company, as amended by the First Amendment to Securities Purchase Agreement dated as of April 16, 2009, the Second Amendment to Securities Purchase Agreement dated February 12, 2010, the Third Amendment to Securities Purchase Agreement dated May 24, 2010 and the Fourth Amendment to Securities Purchase Agreement dated September 17, 2010 (as otherwise amended, the “Securities Purchase Agreement”).

WHEREAS, Purchaser and the Company entered into the Forbearance Agreement whereby, among other things, Purchaser agreed to forbear from accelerating the Obligations as a result of a breach of the EBITDA Covenant and Consolidated Leverage Ratio Covenant during the Forbearance Period; and

WHEREAS, the parties now desire to amend the Forbearance Agreement on the terms and conditions set forth herein.

NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.           Subsection (e) of Section 3 of the Forbearance Agreement is hereby amended so that "$4,000,000" is inserted in lieu of "$3,500,000".

2.           In partial consideration of Purchaser’s agreement to enter into this Agreement, the Company shall pay to Purchaser, prior to the effectiveness of this Agreement, all attorneys’ fees and other Purchaser's Expenses incurred by or on behalf of Purchaser pursuant to, in respect of or otherwise in connection with this Agreement.

3.           Each of the Company, its subsidiaries, affiliates, officers, directors and representatives (together, the “Releasing Parties” it being understood that none of the Purchaser or its current or former agents, employees, officers, directors, owners, limited partners or general partners is a Releasing Party) fully releases and discharges forever Purchaser and its current and former agents, employees, officers, directors, owners, limited partners, general partners, representatives, attorneys, assigns, successors, and affiliated organizations (hereafter referred to collectively as the “Released Parties”, it being understood that none of the Company or its subsidiaries is a Released Party), and each and all of them, from any and all liabilities, claims, causes of action, charges, complaints, obligations, costs, losses, damages, injuries, attorneys’ fees, and other legal responsibilities, of any form whatsoever, whether known or unknown, unforeseen, unanticipated, unsuspected or latent, which the Releasing Parties have incurred or expect to incur, or now own or hold, or have at any time heretofore owned or held, or may at any time own, hold, or claim to hold by reason of any matter or thing arising from any cause whatsoever prior to the date of this Agreement.  This Agreement does not purport to release claims that cannot be released as a matter of law.

Each Releasing Party acknowledges and intends that the Released Parties are being released from unknown and unforeseen claims to the fullest extent permitted by law and each Releasing Party waives any defenses based thereon.  Each Releasing Party expressly waives and relinquishes all rights and benefits that the Releasing Party may have under any statute or other applicable law comparable to Section 1542 of the California Civil Code, which Section 1542 is intended to protect against an inadvertent release of unknown or unsuspected claims, and reads as follows:

“Section 1542. [General Release; extent.] A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Each Releasing Party, being aware of said Section 1542, hereby expressly waives any rights the Releasing Party may have under any statutes, other applicable law or common law principles of similar effect, with respect to the claims purported to be released hereby.

Each Releasing Party covenants and agrees never to commence, prosecute or assist in any way, or cause, permit or advise to be commenced or prosecuted, any action, proceeding, or discovery against any Released Party based on any released claim.

Each Releasing Party agrees to indemnify and hold Purchaser and the other persons and entities released by this Agreement harmless from and against any and all claims arising from or in connection with any action or proceeding brought by it or for its benefit or on its initiative contrary to the provisions of this Agreement.  This Agreement shall be deemed breached and a cause of action shall accrue immediately upon the commencement of any action or proceeding contrary to this Agreement, and in any such action or proceeding this Agreement may be pleaded as a defense by any person or entity released by this Agreement, or may be asserted by way of cross-complaint, counterclaim or cross-claim in any such action or proceeding.

4.           This Agreement shall not be effective until the date upon which Purchaser receives each of the following (in each case in form and substance satisfactory to  Purchaser):

(a)          counterparts of this Agreement, duly executed by the Company;

(b)          the Consent of Guarantors, in the form attached hereto as Exhibit A, duly executed by each of Guarantor listed on the signature pages thereto;

(c)           a consent, in the form attached hereto as Exhibit B, with respect to the execution, delivery and performance of this Agreement, duly executed by Senior Lender; and

(d)          all attorneys’ fees and other Purchaser's Expenses incurred by or on behalf of Purchaser pursuant to, in respect of or otherwise in connection with this Agreement.

5.           This Agreement amends the Forbearance Agreement and all references to the Forbearance Agreement shall be deemed to incorporate this Agreement.  Except as specifically set forth herein, all other terms and conditions of the Forbearance Agreement and other Transaction Documents shall remain in full force and effect and shall not be affected by this Agreement.

6.           This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original as against any party whose signature appears hereon, and all of which shall together constitute one and the same instrument.  This Agreement shall become binding when one or more counterparts hereof, individually or taken together, shall bear the signatures of all of the parties reflected hereon as the signatories.

7.           Sections 14.5, 14.6, 14.7 and 14.8 of the Securities Purchase Agreement are hereby incorporated by reference and made a part of this Agreement mutatis mutandis, except that the references therein to “this Agreement” shall include this Agreement.

8.           The Company confirms and agrees that this Agreement shall constitute a Transaction Document under the Securities Purchase Agreement.  Accordingly, it shall be an Event of Default under the Securities Purchase Agreement if any representation or warranty made or deemed made by the Company under or in connection with this Agreement shall have been incorrect in any material respect when made or deemed made or if the Company fails to perform or comply with any covenant or agreement contained herein.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties hereto have each caused this Agreement to be duly signed as of the date first above written.

BISON CAPITAL EQUITY PARTNERS II-A, L.P.

By: BISON CAPITAL PARTNERS II, LLC, its general partner

By:	/s/ Peter S. Macdonald
Name:	Peter S. Macdonald
Title:	Managing Member

BISON CAPITAL EQUITY PARTNERS II-B, L.P.

By: BISON CAPITAL PARTNERS II, LLC, its general partner

By:	/s/ Peter S. Macdonald
Name:	Peter S. Macdonald
Title:	Managing Member

THE CENTER FOR WOUND HEALING, INC.

By:	/s/ Andrew G. Barnett
Name:	Andrew G. Barnett
Title:	Chief Executive Officer

Signature Page to Second Amendment To Waiver and Forbearance Agreement

Exhibit A

Consent of Guarantors

This Consent of Guarantors (this “Consent”) is delivered to Bison Capital Equity Partners II-A, L.P., a Delaware limited partnership and Bison Capital Equity Partners II-B, L.P., a Delaware limited partnership (collectively, “Purchaser”) with reference to that certain Securities Purchase Agreement dated as of March 31, 2008 by and between Purchaser and the Company, as amended by the First Amendment to Securities Purchase Agreement dated as of April 16, 2009, the Second Amendment to Securities Purchase Agreement dated February 12, 2010, the Third Amendment to Securities Purchase Agreement dated May 24, 2010, the Fourth Amendment to Securities Purchase Agreement dated September 17, 2010 and the Fifth Amendment to Securities Purchase Agreement dated as of even date herewith (as otherwise amended, the “Securities Purchase Agreement”) among Subordinated Lender and The Center for Wound Healing, Inc., a Nevada corporation (the “Company”).  Capitalized terms used in this Consent, and not otherwise defined, are used with the meanings set forth for those terms in the Securities Purchase Agreement.

Each of the undersigned hereby (a) ratifies and reaffirms all of its obligations to Purchaser under the Transaction Documents to which it is a party, (b) consents to the execution and delivery by the Company of the Second Amendment To Waiver and Forbearance Agreement dated as of October 13, 2010 (the “Agreement”), between Purchaser and the Company, and (c) confirms that each of the Transaction Documents to which it is a party remains in full force and effect.  Each of the undersigned agrees that the execution of this Consent is not necessary for the continued validity and enforceability of the Transaction Documents, but is executed in order to induce Purchaser to enter into the Agreement.

[signature page follows]

Exhibit A - 1

IN WITNESS WHEREOF, each of the undersigned, intending to be legally bound hereby, has caused this Consent of Guarantors to be executed as of the date of the Agreement.

NEW YORK HYPERBARIC AND WOUND CARE CENTERS, L.L.C.
CFWH (NEW JERSEY) LLC
CFWH (NEW YORK) LLC
CFWH (DELAWARE), LLC
CFWH (PENNSYLVANIA), LLC
CFWH (MASSACHUSETTS), LLC
THE SQUARE HYPERBARIC, LLC

By their managers/members

THE CENTER FOR WOUND HEALING, INC.

By:
Andrew G. Barnett
Chief Executive Officer

THE CENTER FOR WOUND HEALING, INC.

By:
Andrew G. Barnett
Chief Executive Officer

Exhibit A - 2

Exhibit B

Consent of Senior Lender

CONSENT OF SENIOR LENDER

This Consent of Senior Lender (this “Consent”) is delivered to Bison Capital Equity Partners II-A, L.P., a Delaware limited partnership and Bison Capital Equity Partners II-B, L.P., a Delaware limited partnership (collectively, “Subordinated Lender”) and The Center for Wound Healing, Inc., a Nevada corporation (the “Company”) with reference to that certain Subordination and Intercreditor Agreement dated of as March 31, 2008 (as amended or otherwise modified, the “Subordination Agreement”), among Subordinated Lender, the Company, and Signature Bank (“Senior Lender”).  Senior Lender has been provided with a copy of that certain Second Amendment To Waiver and Forbearance Agreement dated as of October 13, 2010 (the “Agreement”), among Subordinated Lender and the Company.  Capitalized terms used in this Consent, and not otherwise defined, are used with the meanings set forth for those terms in the Agreement and/or the Waiver and Forbearance Agreement dated as of May 24, 2010 by and between Purchaser and the Company, as amended by that First Amendment to Waiver and Forbearance Agreement dated September 17, 2010 (as amended from time to time, the “Forbearance Agreement”).

Notwithstanding any contrary terms contained in the Subordination Agreement, Senior Lender hereby consents to the Agreement.

[signature page follows]

Exhibit B - 1

IN WITNESS WHEREOF, the undersigned, intending to be legally bound hereby, has caused this Consent of Senior Lender to be executed as of the date of the Agreement.

SIGNATURE BANK

By:
Name:
Title:

Exhibit B - 2